Exhibit 99.1

Amber Road Announces First Quarter 2015 Financial Results

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--May 7, 2015--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the first quarter ended March 31, 2015.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “During the first quarter, we experienced strength in the US mid-market and Asia, completed our first acquisition as a public company, and added a new set of solutions to our portfolio. However, slightly lower than expected first quarter bookings coupled with the lengthening of phased implementation timelines by some of our clients has tempered our outlook for 2015, and we have adjusted our full year guidance accordingly. We continue to have multiple avenues to drive top-line growth and remain confident in our ability to execute on our expanded market opportunity over time.”

First Quarter 2015 Financial Highlights

Revenue

  GAAP total revenue was $15.2 million, an increase of 1% from the comparable period in 2014.
  Non-GAAP total revenue(1) was $15.5 million, which includes an adjustment of $0.3 million related to the purchase accounting deferred revenue adjustment associated with our acquisition of ecVision.
  Subscription revenue was $10.3 million, in line with the comparable period in 2014.
  Professional Services revenue was $4.9 million, an increase of 8% from the comparable period in 2014.

Operating Loss

  GAAP operating loss was $(6.7) million, compared to $(21.7) million in the comparable period in 2014.
  Non-GAAP adjusted operating loss(2) was $(4.2) million, compared to $(0.6) million in the comparable period in 2014.

Net Loss attributable to common stockholders

  GAAP net loss attributable to common stockholders was $(7.0) million, compared to $(24.4) million for the comparable period in 2014.
  GAAP basic and diluted net loss per common share was $(0.27), compared to $(3.95) for the comparable period in 2014, based on 26.0 million and 6.2 million basic and diluted weighted average common shares outstanding, respectively.
  Non-GAAP adjusted net loss(2) was $(4.4) million, compared to $(0.8) million in the comparable period in 2014.
  Non-GAAP adjusted net loss per common share(3) was $(0.17), compared to $(0.03) for the comparable period in 2014, based on 26.0 million and 25.0 million basic and diluted weighted average common shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $(2.6) million for the three months ended March 31, 2015 and $0.5 million in the comparable period in 2014.

Balance Sheet and Cash Flow

  Cash and cash equivalents at March 31, 2015 totaled $32.1 million, compared with $41.2 million at December 31, 2014.
  Cash used in operating activities was $(3.0) million for the first three months of 2015, compared to $(0.2) million for the first three months of 2014.

A reconciliation of GAAP operating and net loss to Non-GAAP adjusted operating loss and net loss, of GAAP net loss to Adjusted EBITDA and of GAAP total revenue to Non-GAAP total revenue has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

First Quarter 2015 and Recent Business Highlights

  Acquired ecVision, a cloud-based provider of global sourcing and collaborative supply chain solutions for brand-focused companies. ecVision helps many of the largest brand companies in the world to effectively manage their relationships with product suppliers, raw material vendors, product testing and social compliance audit firms, and global logistics companies. Driven by the need to get the right products to market faster and respond to ever shortening ‘seasonal’ cycles, retail brand companies must collaborate with their suppliers and tier-n material vendors to speed innovation and manage product compliance with fine-tuned control over costs.
  Announced that OHL, a leading global third party logistics provider (3PL), renewed its license of Amber Road's International Transportation Management solution (ITM). The enterprise solution enables OHL to effectively manage its international portfolio of service contracts, service agreements, rate sheets and variable carrier accessorials.

Business Outlook

Based on information available as of May 7, 2015, Amber Road is issuing guidance for the second quarter and full year 2015 as indicated below:

Second Quarter 2015:

  Total non-GAAP revenue(1) is expected to be in the range of $17.4 million to $17.7 million.
  Non-GAAP adjusted operating loss(2) is expected to be in the range of ($4.8) million to ($5.1) million.
  Non-GAAP adjusted net loss per common share(2) is expected to be in the range of ($0.21) to ($0.22). This assumes 26.2 million basic shares outstanding.

Full Year 2015:

  Total non-GAAP revenue(1) is expected to be in the range of $72.5 million to $74.5 million.
  Non-GAAP adjusted operating loss(2) is expected to be in the range of ($13.8) million to ($14.8) million.
  Non-GAAP adjusted net loss per common share(2) is expected to be in the range of ($0.58) to ($0.62). This assumes 26.3 million basic shares outstanding.

Endnotes:

(1) For 2015, non-GAAP total revenue includes the purchase accounting deferred revenue adjustment.

(2) For 2015, non-GAAP adjusted operating and net loss excludes stock-based compensation, puttable stock compensation, changes in the fair value of contingent consideration liability, acquisition compensation costs, purchase accounting adjustment to deferred revenue and acquisition related costs. For 2014, non-GAAP adjusted operating loss excludes stock-based compensation, restricted stock expense, compensation related to loan forgiveness, puttable stock compensation, change in fair value of contingent consideration liability and warrant expense.

(3) For 2014, non-GAAP adjusted net loss per common share includes additional weighted average shares giving effect to our initial public offering and conversion of preferred stock at the beginning of the period.

Conference Call Information

Amber Road will host a conference call on Thursday, May 7, 2015 at 5:00 p.m. Eastern Time (ET) to discuss the company’s first quarter and full year financial results and its business outlook. To access this call, dial 888-523-1228 (domestic) or 719-325-2435 (international). The conference ID is 2052279.

Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

Following the conference call, a replay will be available at 877-870-5176 (domestic) or 858-384-5517 (international) from May 7, 2015, 8:00pm EST to May 14, 2015, 11:59pm EST. The replay pass code is 2052279. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to dramatically change the way companies conduct global trade. As a leading provider of cloud based global trade management (GTM) solutions, we automate import and export processes to enable goods to flow across international borders in the most efficient, compliant and profitable way. Our solution combines enterprise-class software, trade content sourced from government agencies and transportation providers in 145 countries, and a global supply chain network connecting our customers with their trading partners, including suppliers, freight forwarders, customs brokers and transportation carriers. We deliver our GTM solution using a Software-as-a-Service (SaaS) model and leverage a highly flexible technology framework to quickly and efficiently meet our customers’ unique requirements around the world. For more information, please visit www.AmberRoad.com, email Solutions@AmberRoad.com or call 201-935-8588.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided within this press release non-GAAP adjusted operating and net loss, adjusted EBITDA and non-GAAP total revenue, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, net loss to adjusted EBITDA and GAAP total revenue to Non-GAAP total revenue. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus stock-based compensation, restricted stock expense, compensation expense related to loan forgiveness, puttable stock compensation, changes in the fair value of contingent consideration liability, warrant expense, purchase accounting adjustment to deferred revenue and acquisition related costs. Non-GAAP total revenue is defined as GAAP total revenue before purchase accounting adjustments as a result of an acquisition. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA, and GAAP total revenue to Non-GAAP total revenue, has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements. These statements identify substantial risks and uncertainties and relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$32,097,294	$41,242,200
Accounts receivable, net	15,196,640	15,645,386
Unbilled receivables	614,643	254,243
Deferred commissions	3,439,675	3,322,553
Prepaid expenses and other current assets	2,310,669	1,445,964
Total current assets	53,658,921	61,910,346
Property and equipment, net	13,188,911	12,918,540
Goodwill	40,207,326	24,476,157
Other intangibles, net	12,066,171	1,011,526
Deferred commissions	6,718,854	6,906,165
Deposits and other assets	1,119,922	1,007,923
Total assets	$126,960,105	$108,230,657
Liabilities and Stockholders’ Equity
Current liabilities:
Current installments of obligations under capital leases	$1,395,511	$1,321,610
Accounts payable	1,388,702	1,733,209
Accrued expenses	6,655,795	8,043,759
Deferred revenue	28,602,180	26,168,358
Current portion of term loan, net of discount	491,667	—
Total current liabilities	38,533,855	37,266,936
Capital lease obligations, less current portion	2,316,929	2,141,584
Deferred revenue, less current portion	1,502,803	1,753,886
Term loan, net of discount, less current portion	19,484,027	—
Other noncurrent liabilities	4,448,455	2,109,544
Total liabilities	66,286,069	43,271,950
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized; issued and outstanding 26,048,345 and 25,765,792 shares at March 31, 2015 and December 31, 2014, respectively	26,048	25,766
Additional paid-in-capital	176,382,475	173,665,585
Accumulated other comprehensive loss	(659,159)	(607,492)
Accumulated deficit	(115,075,328)	(108,125,152)
Total stockholders’ equity	60,674,036	64,958,707
Total liabilities and stockholders’ equity	$126,960,105	$108,230,657

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended
	March 31,
	2015	2014
Revenue:
Subscription	$10,341,350	$10,509,769
Professional services	4,852,775	4,479,239
Total revenue	15,194,125	14,989,008
Cost of revenue (1):
Cost of subscription revenue	4,388,240	3,344,728
Cost of professional services revenue	3,816,518	2,900,324
Total cost of revenue	8,204,758	6,245,052
Gross profit	6,989,367	8,743,956
Operating expenses (1):
Sales and marketing	5,715,141	4,848,024
Research and development	3,625,719	2,188,474
General and administrative	4,383,423	4,752,136
Restricted stock expense	—	18,683,277
Total operating expenses	13,724,283	30,471,911
Loss from operations	(6,734,916)	(21,727,955)
Interest income	11,948	213
Interest expense	(124,933)	(112,977)
Loss before income taxes	(6,847,901)	(21,840,719)
Income tax expense	102,275	99,012
Net loss	(6,950,176)	(21,939,731)
Accretion of redeemable convertible preferred stock and puttable common stock	—	(2,416,505)
Net loss attributable to common stockholders	$(6,950,176)	$(24,356,236)

Net loss per common share:
Basic and diluted	$(0.27)	$(3.95)

Weighted-average common shares outstanding:
Basic and diluted	25,959,332	6,165,980

(1) Includes stock-based compensation as follows:

	Three Months Ended
	March 31,
	2015	2014
Cost of subscription revenue	$194,552	$14,327
Cost of professional services revenue	123,481	11,956
Sales and marketing	245,860	22,185
Research and development	306,694	30,596
General and administrative	846,712	94,470
	$1,717,299	$173,534

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Cash Flows (Unaudited)

	Three Months Ended
	2015	2014
Cash flows from operating activities:
Net loss	$(6,950,176)	$(21,939,731)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,556,956	1,129,492
Bad debt expense	1,261	(10,640)
Stock-based compensation	1,717,299	173,534
Restricted stock non-cash compensation	—	18,683,277
Compensation related to puttable common stock	13,691	13,691
Changes in fair value of contingent consideration liability	(287,441)	81,564
Non-cash interest expense related to debt	58,644	—
Change in fair value of warrant liability	—	1,244,635
Amortization of debt financing costs and accretion of debt discount	9,060	—
Changes in operating assets and liabilities:
Accounts receivable	2,337,994	3,517,580
Unbilled receivables	(360,182)	(372,031)
Prepaid expenses and other assets	(490,462)	(244,738)
Accounts payable	(397,589)	357,133
Accrued expenses	(2,208,237)	444,348
Other liabilities	375,352	(7,304)
Deferred revenue	1,602,165	(3,246,429)
Net cash used in operating activities	(3,021,665)	(175,619)
Cash flows from investing activities:
Capital expenditures	(110,241)	(424,924)
Addition of capitalized software development costs	(254,755)	(565,654)
Addition of intangible assets	(550,000)	—
Acquisition, net of cash acquired of $1,569,867	(25,593,426)	—
Cash received (paid) for deposits	(992)	30,064
Net cash used in investing activities	(26,509,414)	(960,514)
Cash flows from financing activities:
Payments on revolving line of credit	—	(6,978,525)
Proceeds from term loan	20,000,000	—
Debt discount and financing costs	(183,854)	35,953
Repayments on capital lease obligations	(369,700)	(247,822)
Proceeds from the exercise of stock options	986,182	339,183
Proceeds from the exercise of common stock warrant	—	40,452
Payment of offering costs	—	(3,774,959)
Proceeds from initial public offering, net of underwriting discounts and commissions	—	57,824,899
Net cash provided by financing activities	20,432,628	47,239,181
Effect of exchange rate on cash and cash equivalents	(46,455)	(38,574)
Net (decrease) increase in cash and cash equivalents	(9,144,906)	46,064,474
Cash and cash equivalents at beginning of period	41,242,200	5,147,735
Cash and cash equivalents at end of period	$32,097,294	$51,212,209

Reconciliation of Net Loss to Adjusted EBITDA (unaudited)

	Three Months Ended
	March 31,
	2015	2014
Net loss	$(6,950,176)	$(21,939,731)
Depreciation and amortization expense	1,556,956	1,129,492
Interest expense	124,933	112,977
Interest income	(11,948)	(213)
Income tax expense	102,275	99,012
EBITDA	(5,177,960)	(20,598,463)
Stock-based compensation	1,717,299	173,534
Restricted stock expense	—	18,683,277
Compensation expense related to loan forgiveness	—	927,093
Puttable stock compensation	13,691	13,691
Change in fair value of contingent consideration liability	(287,441)	81,564
Warrant expense	—	1,244,635
Purchase accounting deferred revenue adjustment	261,268	—
Acquisition compensation costs	136,911	—
Acquisition related costs	731,483	—
Adjusted EBITDA	$(2,604,749)	$525,331

Reconciliation of GAAP Total Revenue to Non-GAAP Total Revenue (unaudited)

	Three Months Ended
	March 31,
	2015	2014
Total revenue	$15,194,125	$14,989,008
Purchase accounting deferred revenue adjustment	261,268	—
Non-GAAP total revenue	$15,455,393	$14,989,008

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss (unaudited)

	Three Months Ended
	March 31,
	2015	2014
Net loss	$(6,950,176)	$(21,939,731)
Stock-based compensation	1,717,299	173,534
Restricted stock expense	—	18,683,277
Compensation expense related to loan forgiveness	—	927,093
Puttable stock compensation	13,691	13,691
Change in fair value of contingent consideration liability	(287,441)	81,564
Warrant expense	—	1,244,635
Purchase accounting deferred revenue adjustment	261,268	—
Acquisition compensation costs	136,911	—
Acquisition related costs	731,483	—
Non-GAAP adjusted net loss	$(4,376,965)	$(815,937)

Adjusted non-GAAP net loss per common share:
Basic and diluted	$(0.17)	$(0.03)

Weighted-average common shares outstanding:
GAAP weighted average number of common shares outstanding - basic and diluted	25,959,332	6,165,980
Additional weighted average shares giving effect to initial public offering and conversion of preferred stock at the beginning of the period	—	18,806,464
Non-GAAP weighted average number of common shares outstanding - basic and diluted	25,959,332	24,972,444

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations (unaudited)

	Three Months Ended
	March 31,
	2015	2014
Loss from operations	$(6,734,916)	$(21,727,955)
Stock-based compensation	1,717,299	173,534
Restricted stock expense	—	18,683,277
Compensation expense related to loan forgiveness	—	927,093
Puttable stock compensation	13,691	13,691
Change in fair value of contingent consideration liability	(287,441)	81,564
Warrant expense	—	1,244,635
Purchase accounting deferred revenue adjustment	261,268	—
Acquisition compensation costs	136,911	—
Acquisition related costs	731,483	—
Non-GAAP adjusted loss from operations	$(4,161,705)	$(604,161)

CONTACT:
Investor Relations Contact:
ICR
Staci Mortenson, 201-806-3663
InvestorRelations@AmberRoad.com
or
Amber Road Contacts:
Annika Helmrich, 201-806-3656 (US & Canada)
AnnikaHelmrich@AmberRoad.com
or
Martijn van Gils, +31 (0) 207997790 (Europe & Asia)
MartijnvanGils@AmberRoad.com